MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998
                                                       Two World Trade Center,
                                                       New York, New York 10048


DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of Morgan Stanley Dean Witter Quality Municipal Income Trust (IQI) for the fiscal year ended October 31, 1998.

On December 21, 1998, after the close of the period under review, the Trust changed its name from InterCapital Quality Municipal Income Trust to Morgan Stanley Dean Witter Quality Municipal Income Trust. Information on the name change was mailed to shareholders in mid-December under separate cover.

Since our last report six months ago, global financial turmoil, including the Russian currency crisis, has continued to affect the securities markets. This led to a flight-to-quality rally for U.S. Treasury bonds, with yields falling to 30-year lows. Municipal bond yields declined but lagged the downward trend of Treasury yields.

                   MMD 30 YEAR AAA INSURED AND TREASURY YIELD

The october 1998 data needs to be added to the Bond Yield Graph for the following annual reports:

MORGAN STANLEY DEAN WITTER CAL INSD MUN INC (IIC)
MORGAN STANLEY DEAN WITTER INSD MUNI BOND (IMB)
MORGAN STANLEY DEAN WITTER INSD MUNI INCOME (IIM)
MORGAN STANLEY DEAN WITTER INSD MUNI SEC (IMS)
MORGAN STANLEY DEAN WITTER QUALITY MUNI INC (IQI)
MORGAN STANLEY DEAN WITTER QUALITY MUNI SEC (IQM)

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]
[GRAPHIC OMITTED]

  Date      AAA Ins     Tsy     % Relationship
  ----      -------     ---     --------------
12/31/93     5.40%     6.34%       85.17%
01/31/94     5.40      6.24        86.54%
02/28/94     5.80      6.66        87.09%
03/31/94     6.40      7.09        90.27%
04/29/94     6.35      7.32        86.75%
05/31/94     6.25      7.43        84.12%
06/30/94     6.50      7.61        85.41%
07/29/94     6.25      7.39        84.57%
08/31/94     6.30      7.45        84.56%
09/30/94     6.55      7.81        83.87%
10/31/94     6.75      7.96        84.80%
11/30/94     7.00      8.00        87.50%
12/30/94     6.75      7.88        85.66%
01/31/95     6.40      7.70        83.12%
02/28/95     6.15      7.44        82.66%
03/31/95     6.15      7.43        82.77%
04/28/95     6.20      7.34        84.47%
05/31/95     5.80      6.66        87.09%
06/30/95     6.10      6.62        92.15%
07/31/95     6.10      6.86        88.92%
08/31/95     6.00      6.66        90.09%
09/29/95     5.95      6.48        91.82%
10/31/95     5.75      6.33        90.84%
11/30/95     5.50      6.14        89.58%
12/29/95     5.35      5.94        90.07%
01/31/96     5.40      6.03        89.55%
02/29/96     5.60      6.46        86.69%
03/29/96     5.85      6.66        87.84%
04/30/96     5.95      6.89        86.36%
05/31/96     6.05      6.99        86.55%
06/28/96     5.90      6.89        85.63%
07/31/96     5.85      6.97        83.93%
08/30/96     5.90      7.11        82.98%
09/30/96     5.70      6.93        82.25%
10/31/96     5.65      6.64        85.09%
11/29/96     5.50      6.35        86.61%
12/31/96     5.60      6.63        84.46%
01/31/97     5.70      6.79        83.95%
02/28/97     5.65      6.80        83.09%
03/31/97     5.90      7.10        83.10%
04/30/97     5.75      6.94        82.85%
05/30/97     5.65      6.91        81.77%
06/30/97     5.60      6.78        82.60%
07/30/97     5.30      6.30        84.13%
08/31/97     5.50      6.61        83.21%
09/30/97     5.40      6.40        84.38%
10/31/97     5.35      6.15        86.99%
11/30/97     5.30      6.05        87.60%
12/31/97     5.15      5.92        86.99%
01/31/98     5.15      5.80        88.79%
02/28/98     5.20      5.92        87.84%
03/31/98     5.25      5.93        88.53%
04/30/98     5.35      5.95        89.92%
05/29/98     5.20      5.80        89.66%
06/30/98     5.20      5.65        92.04%
07/31/98     5.18      5.71        90.72%
08/31/98     5.03      5.27        95.45%
09/30/98     4.95      5.00        99.00%
10/31/98     5.05      5.16        97.87%


The deflationary impact of the international financial crisis began to temper U.S. economic growth prior to the summer's tumultuous market activity. Lower commodity prices, cheaper imports and improved

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


productivity offset the potential inflationary impact of strong domestic employment. With inflation held in check the Federal Reserve Board provided liquidity to the markets by lowering short-term interest rates. Since the end of September, the Federal Reserve Open Market Committee cut the federal funds rate 75 basis points from 5.50 percent to 4.75 percent in three separate moves.


MUNICIPAL MARKET CONDITIONS

Municipal bond yields followed the downward trend of Treasury yields at a more moderate pace. At the end of October, long-term insured municipal index yields stood at 5.05 percent, index yields declined 30 basis points over the last 12 months. In contrast, 30-year U.S. Treasury yields fell 100 basis points during the same period.

As municipals lagged the rally in Treasuries, the ratio of municipal yields to Treasury yields rose sharply to 98 percent. (A rising ratio means that municipals have underperformed Treasuries and have become more attractive on a relative basis.) This increase was similar to the jump witnessed in 1986, when tax-reform proposals threatened the favorable tax advantage of municipal bonds.

The overall decline in interest rates has led to a substantial increase in new-issue municipal volume. Municipal issuance is on a pace to challenge 1993's underwriting record of $292 billion. Year-to-date, total municipal volume of $234 billion is up 32 percent. Half the underwriting volume was enhanced with bond insurance. Refundings represented 30 percent of total new issuance.


PERFORMANCE

The Trust's net asset value (NAV) increased from $15.91 to $16.26 per share during the fiscal year ended October 31, 1998. Based on this NAV change plus reinvestment of tax-free dividends of $0.93 per share and taxable capital gain distributions of $0.03 per share, the Trust's total NAV return was 8.68 percent. IQI's price on the New York Stock Exchange moved from $14.875 to $15.75 per share. Based on this change in market price plus reinvestment of dividends and capital gain distributions, the Trust's total market return was
12.66 percent. On October 31, 1998, the Trust traded at a 3.14 percent discount to NAV.

Monthly dividends for the fourth quarter of 1998 were declared in September. The October 1998 monthly dividend was $0.0775 per share. The level of undistributed net investment income increased from $0.064 to $0.086 per share. Subsequent to the end of the fiscal year, the Trust declared a capital gain distribution of $0.047 per share.


PORTFOLIO STRUCTURE

The Trust remained fully invested in long-term municipal bonds during the fiscal year. Investments were diversified among 13 long-term sectors and 72 credits. As illustrated in the accompanying chart, the distribution of call dates in the portfolio produced 4 years of weighted average call protection.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

CALL STRUCTURE (BAR GRAPH):
---------------------------
CALL DATES          QUAL. MUNI. INC.
----------          ----------------
  1998                      0%
  1999                      2%
  2000                      0%
  2001                     12%
  2002                     63%
  2003                     16%
  2004                      0%
  2005                      1%
  2006                      0%
  2007                      1%
  2008                      2%
  2009+                     3%

[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

Category
--------
LARGEST SECTORS (PIE CHART)       QUAL. MUNI. INC.
---------------------------       ----------------
Transportation                         11%
General Obligation                     -
Electric                                8%
Refunded                               29%
Water & Sewer                          -
Mortgage                               13%
Hospital                                8%
Public Fac.                            -
Tax Allocation                         -
IDR/PCR                                 8%
Education                              -
All Other                              23%

Total                                 100%


[THE NARRATIVE AND/OR TABULAR INFORMATION BELOW IS A FAIR AND
ACCURATE DESCRIPTION OF GRAPHIC OR IMAGE MATERIAL OMITTED FOR
THE PURPOSE OF EDGAR FILING.]

CREDIT RATINGS (PIE CHART):
---------------------------
RATINGS MOODY'S/S&P                QUAL. MUNI. INC.
-------------------                ----------------
     Aaa/AAA                             48%
      Aa/AA                              28%
       A/A                               23%
     Baa/BBB                              1%
      Ba/BB                               -
       NR
      TOTAL                              100%


MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


At the time of issuance, municipal bonds generally have 10 years of protection from the municipality's option to call bonds for redemption. Interest rates have declined since the Trust's inception and we anticipate that most municipal issuers will use their optional call provisions to refinance portfolio holdings at lower yields. In fact, the bonds in the refunded category have been refinanced and the call dates have been announced.

The Trust's weighted average maturity was 14 years. Average duration (a measure of price volatility to interest rate changes) was 4 years. Throughout the fiscal period, high credit quality was maintained, with 76 percent of IQI's long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the 12-month period, ARPS leverage contributed approximately $0.13 per share to common share earnings. Weekly ARPS yields ranged between 2.65 and 5.00 percent. Five ARPS series totaling
$208 million represented 28 percent of net assets.


LOOKING AHEAD

Global economic conditions seem likely to keep inflationary pressures under control and have contributed to lower interest rates. The fixed-income markets have also begun to anticipate the possibility of additional monetary easing by the Fed. With the municipal relationship to Treasuries more favorable than it has been in the last 10 years, the outlook for municipal bonds is positive.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
LETTER TO THE SHAREHOLDERS October 31, 1998, continued


purchase in the open market or in privately negotiated transactions. During the fiscal year, the Trust purchased and retired 240,400 shares of common stock at a weighted average market discount of 5.89 percent.

We appreciate your ongoing support of Morgan Stanley Dean Witter Quality Municipal Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
--------------------------
CHARLES A. FIUMEFREDDO
Chairman of the Board

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
RESULTS OF ANNUAL MEETING (unaudited)


                                     * * *
On October 20, 1998, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:


(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

Edwin J. Garn
  For ..............   26,194,393
  Withheld .........   972,952

Michael E. Nugent
  For ..............   26,473,370
  Withheld .........   693,975

Philip J. Purcell
  For ..............   26,365,333
  Withheld .........   802,012

(2) ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

John R. Haire
  For ..............        3,051
  Withheld .........            0

The following Trustees were not standing for reelection at this meeting:

  Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson and John L. Schroeder.

(3) RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE TRUST'S INDEPENDENT
    ACCOUNTANTS:

  For .............   26,000,724
  Against .........   426,635
  Abstain .........   739,986

In addition, a shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within 30 days of election, to become a shareholder of the Trust failed to obtain the necessary quorum of a majority of each of the common and preferred shares outstanding and entitled to vote at the meeting. Although no quorum was obtained, the following represents the total of the shares whose votes were returned to the Trust prior to the meeting.


VOTE:

Number of Common Shares                 Number of Preferred Shares
-----------------------                 --------------------------
For ...................   4,424,036     For ..............   160
Against ...............   6,937,345     Against ..........   343
Abstain ...............   1,170,652     Abstain ..........   112

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998


 PRINCIPAL
 AMOUNT IN                                                                               COUPON        MATURITY
 THOUSANDS                                                                                RATE           DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (97.9%)
            General Obligation (6.5%)
            Hawaii,
 $  5,000   1992 Ser BZ ..............................................................    6.00 %       10/01/10    $  5,690,800
    8,000   1992 Ser BZ ..............................................................    6.00         10/01/11       9,123,440
    4,000   Cook County, Illinois, Ser 1992 C (FGIC) .................................    6.00         11/15/09       4,581,320
            New York City, New York,
      115   1993 Ser B ...............................................................    7.00         10/01/11         128,784
      110   1993 Ser B ...............................................................    7.00         10/01/13         123,185
      125   1993 Ser B ...............................................................    7.00         10/01/14         139,982
      585   1993 Ser B ...............................................................    6.75         10/01/15         650,315
    2,030   1992 Ser B ...............................................................    7.00         02/01/20       2,230,158
   10,000   San Antonio, Texas, Refg Ser 1992 ........................................    5.75         08/01/13      10,625,000
   15,000   Washington, Ser 1993 A ...................................................    5.75         10/01/17      15,829,350
 --------                                                                                                          ------------
   44,965                                                                                                            49,122,334
 --------                                                                                                          ------------
            Educational Facilities Revenue (1.3%)
    2,500   University of Illinois, Auxiliary Ser 1991 ...............................    5.75         04/01/22       2,620,375
            Scranton-Lackawanna Health & Welfare Authority, Pennsylvania,
    3,000   University of Scranton 1992 Ser A ........................................    6.40         03/01/07       3,260,670
    3,300   University of Scranton 1992 Ser A ........................................    6.50         03/01/13       3,539,811
 --------                                                                                                          ------------
    8,800                                                                                                             9,420,856
 --------                                                                                                          ------------
            Electric Revenue (8.3%)
    9,500   Orlando Utilities Commission, Florida, Ser 1991 A ........................    5.50         10/01/26       9,663,210
   10,000   Municipal Electric Authority of Georgia, Power 1992 Ser B (Secondary
            MBIA) ....................................................................    6.375        01/01/16      11,031,900
    5,000   Hastings, Nebraska, Refg Ser 1992 ........................................    6.30         01/01/19       5,401,500
   10,000   Hamilton!, Ohio, Refg 1992 Ser A (FGIC) ..................................    6.00         10/15/23      10,896,300
    3,000   Philadelphia, Pennsylvania, Gas Works First Ser 1998 B (FSA) .............    5.00         07/01/28       2,949,660
            Grant County Public Utility District #2, Washington,
    8,220    Priest Rapids Hydro Second Ser 1992 A ...................................    5.00         01/01/23       8,038,913
    8,000    Wanapum Hydro Second Ser 1992 A .........................................    6.375        01/01/23       8,562,080
    5,000    Wanapum Hydro Second Ser 1992 B (AMT) ...................................    6.75         01/01/23       5,384,450
 --------                                                                                                          ------------
   58,720                                                                                                            61,928,013
 --------                                                                                                          ------------
            Hospital Revenue (8.4%)
    5,000   Birmingham- Carraway Special Care Facilities Financing Authority,
            Alabama, Carraway Methodist Health Ser 1995 A (Connie Lee) ...............    5.875        08/15/15       5,369,550
    2,500   Fulco Hospital Authority, Georgia, Catholic Health East Ser 1998 A
            (MBIA) ...................................................................    4.875        11/15/18       2,448,275
    9,250   Massachusetts Health & Educational Facilities Authority, Massachusetts
            General Hospital Ser F (AMBAC) ...........................................    6.00         07/01/15       9,933,483
   10,000   Missouri Health & Educational Facilities Authority, Health Midwest Ser
            1992 B (MBIA) ............................................................    6.25         02/15/22      10,846,100
    5,000   New York State Dormitory Authority, Long Island Jewish Medical
            Center Ser 1998 (MBIA) ...................................................    5.00         07/01/18       4,993,450


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON        MATURITY
 THOUSANDS                                                                                RATE           DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
 $ 10,000   New York State Medical Care Facilities Finance Agency,
            The Mount Sinai Hospital -- FHA Insured Mortgage 1992 Ser C ...............    5.75 %       08/15/19    $ 10,377,400
    4,500   Cuyahoga County, Ohio, Cleveland Clinic Foundation Refg Ser 1992 ..........    5.50         11/15/11       4,730,805
    5,000   Dauphin County General Authority, Pennsylvania, HAPSO Group Inc/
            The Western Pennsylvania Hospital Refg 1992 Ser A (MBIA) ..................    6.25         07/01/16       5,457,550
    3,000   Philadelphia Hospitals & Higher Education Facilities Authority,
            Pennsylvania, Chestnut Hill Hospital Ser of 1992 ..........................    6.375        11/15/11       3,228,060
    5,000   South Dakota Health & Educational Facilities Authority, Queen of
 --------   Peace Hospital Ser 1992 (MBIA) ............................................    6.70         07/01/17       5,515,500
                                                                                                                    ------------
   59,250                                                                                                             62,900,173
 --------                                                                                                           ------------
            Industrial Development/Pollution Control Revenue (8.0%)
    6,000   California Pollution Control Financing Authority, Keller Canyon Landfill
            Co/ Browning-Ferris Industries Inc Ser 1992 (AMT) .........................    6.875        11/01/27       6,591,600
    5,000   Citrus County, Florida, Florida Power Corp Refg Ser 1992 B ................    6.35         02/01/22       5,438,400
    3,500   St Lucie County, Florida, Florida Power & Light Co Ser 1991 (AMT) .........    7.15         02/01/23       3,788,680
    5,000   Washoe County, Nevada, Sierra Pacific Power Co Ser 1987 (AMT)
            (MBIA) ....................................................................    6.65         06/01/17       5,521,800
   15,000   Berkeley County, South Carolina, South Carolina Electric & Gas Co
            Ser 1984 ..................................................................    6.50         10/01/14      16,507,200
   10,000   Brazos River Authority, Texas, Houston Lighting & Power Co
            Ser 1992 B (MBIA) .........................................................    6.375        04/01/12      11,014,900
   10,000   Mason County, West Virginia, Appalachian Power Co Ser J ...................    6.60         10/01/22      10,738,500
 --------                                                                                                           ------------
   54,500                                                                                                             59,601,080
 --------                                                                                                           ------------
            Mortgage Revenue -- Multi-Family (5.6%)
    7,000   Illinois Housing Development Authority, Ser I .............................    6.625        09/01/12       7,460,460
   16,245   Michigan Housing Development Authority, Rental 1992 Ser A
            (Bifurcated FSA) ..........................................................    6.50         04/01/23      17,285,655
            Missouri Housing Development Commission,
    7,155   Federally Insured Mortgage Loans Refg Ser 11/15/92 ........................    6.50         07/01/16       7,436,549
    9,130   Federally Insured Mortgage Loans Refg Ser 11/15/92 ........................    6.60         07/01/24       9,495,291
 --------                                                                                                           ------------
   39,530                                                                                                             41,677,955
 --------                                                                                                           ------------
            Mortgage Revenue -- Single Family (7.7%)
   16,495   Connecticut Housing Finance Authority, 1992 Ser B .........................    6.70         11/15/12      17,897,075
    6,570   Georgia Housing & Finance Authority, Home Ownership 1992 Ser C ............    6.50         12/01/11       6,986,932
    1,250   Idaho Housing Agency, 1992 Ser E (AMT) ....................................    6.75         07/01/12       1,334,563
            Minnesota Housing Finance Agency,
    3,020   Ser 1992 D-1 ..............................................................    6.50         01/01/17       3,212,797
    6,585   Ser 1992 CD-1 (AMT) .......................................................    6.75         07/01/23       6,989,846
   20,360   Virginia Housing Development Authority, 1992 Ser B SubSer B-2 (AMT)            6.80         07/01/21      21,345,831
 --------                                                                                                           ------------
   54,280                                                                                                             57,767,044
 --------                                                                                                           ------------
            Nursing & Health Related Facilities Revenue (1.6%)
   11,250   Minneapolis & Saint Paul Housing & Redevelopment Authority,
 --------   Minnesota, Group Health Plan Inc Ser 1992 .................................    6.90         10/15/22      12,310,650
                                                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON        MATURITY
 THOUSANDS                                                                                RATE           DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
            Public Facilities Revenue (3.0%)
 $ 10,000   Atlanta Downtown Development Authority, Georgia, Underground
            Atlanta Refg Ser 1992 ....................................................    6.25 %        10/01/16    $ 10,872,900
    3,645   Illinois, Civic Center Ser 1990 A (AMBAC) ................................    6.00          12/15/15       3,812,415
    7,370   Indianapolis Local Public Improvement Bond Bank, Indiana,
 --------   Ser 1992 D ...............................................................    6.75          02/01/20       8,156,969
                                                                                                                    ------------
   21,015                                                                                                             22,842,284
 --------                                                                                                           ------------
            Resource Recovery Revenue (1.8%)
   12,930   Broward County, Florida, Broward Waste Energy Co North Ser 1984 ..........    7.95          12/01/08      13,831,221
 --------                                                                                                           ------------
            Transportation Facilities Revenue (10.6%)
            Dade County, Florida,
    3,000   Aviation 1992 Ser B (AMT) (MBIA) .........................................    6.55          10/01/13       3,315,840
    5,000   Aviation 1992 Ser B (AMT) (MBIA) .........................................    6.60          10/01/22       5,525,750
   13,000   Chicago, Illinois, Chicago -- O'Hare Int'l Terminal Ser 1992 (AMT)
            (MBIA) ...................................................................    6.75          01/01/12      14,140,230
   20,000   Illinois Toll Highway Authority, Priority 1992 Ser A .....................    6.375         01/01/15      21,789,800
    5,000   Massachusetts Turnpike Authority, Metropolitan Highway 1997
            Ser A (MBIA) .............................................................    5.00          01/01/37       4,874,900
   15,000   St Louis, Missouri, Lambert -- St Louis Int'l Airport Ser 1992 (AMT)
            (FGIC) ...................................................................    6.00          07/01/08      16,112,700
    3,250   Minneapolis -- Saint Paul Metropolitan Airports Commission,
            Minnesota, Ser 1998 A (AMBAC) ............................................    5.00          01/01/30       3,199,300
      300   Clark County, Nevada, Las Vegas -- McCaran Int'l Airport Passenger
            Facility Charge 1992 Ser B (AMT) .........................................    6.25          07/01/22         324,987
    6,000   Puerto Rico Highway & Transportation Authority, Refg Ser V ...............    6.625         07/01/12       6,571,140
    3,750   North Texas Tollway Authority, Dallas North Tollway Ser 1998 .............    4.75          01/01/29       3,570,900
 --------                                                                                                           ------------
   74,300                                                                                                             79,425,547
 --------                                                                                                           ------------
            Water & Sewer Revenue (5.9%)
   10,000   Massachusetts Water Resources Authority, 1992 Ser B ......................    5.50          11/01/15      10,329,800
   20,000   New York City Municipal Water Finance Authority, New York,
            Ser 1993 A ...............................................................    6.00          06/15/17      21,525,800
    7,510   Houston, Texas, Water & Sewer Jr Lien Refg Ser 1991 C (AMBAC) ............    6.375         12/01/17       8,146,472
    3,895   Fairfax County Water Authority, Virginia, Refg Ser 1992 ..................    6.00          04/01/22       4,307,753
 --------                                                                                                           ------------
   41,405                                                                                                             44,309,825
 --------                                                                                                           ------------
            Refunded (29.2%)
    7,500   Alaska Housing Finance Corporation, Gen Hsg 1992 Ser A ...................    6.60         12/01/02+       8,416,800
   10,000   Central Coast Water Authority, California, Ser 1992 (AMBAC) ..............    6.50         10/01/02+      11,258,200
   20,000   Jefferson County School District #R-1, Colorado, Ser 1992 (AMBAC) ........    6.00         12/15/02+      21,932,600
    7,500   District of Columbia, 1992 Ser B (MBIA) ..................................    6.30         06/01/02+       8,264,475
   10,000   District of Columbia, Howard University Refg Ser 1992 A ..................    6.75         10/01/02+      11,258,500
    9,800   Orlando, Florida, Cap Impr Refg Ser 1992 .................................    6.00         10/01/01+      10,628,296
    6,000   Tampa, Florida, Allegany Health/St Joseph's Hospital Ser 1991 (MBIA) .....    6.00         12/01/01+       6,519,360
    8,550   Maine Municipal Bond Bank, 1992 Ser E ....................................    6.25         11/01/02+       9,516,492


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued


 PRINCIPAL
 AMOUNT IN                                                                               COUPON        MATURITY
 THOUSANDS                                                                                RATE           DATE         VALUE
-------------------------------------------------------------------------------------------------------------------------------
 $ 10,000   Massachusetts Water Resources Authority, 1990 Ser A ....................     6.50 %       12/01/01+      $ 11,016,500
    5,000   University of Michigan, Medical Service Plan Ser 1991 ..................     6.50         12/01/01+         5,497,750
   19,700   Clark County, Nevada, Las Vegas -- McCaran Int'l Airport Passenger
            Facility Charge 1992 Ser B (AMT) .......................................     6.25         07/01/02+        21,752,149
            Washoe County School District, Nevada,
    4,730   Ser 10/01/92 A (AMBAC) .................................................     6.25         10/01/02+         5,206,216
    7,000   Ser 10/01/92 A (AMBAC) .................................................     6.25         10/01/02+         7,704,760
            New York City, New York,
    4,415   1993 Ser B .............................................................     6.75         10/01/02+         4,956,721
      370   1993 Ser B .............................................................     7.00         02/01/02+           411,355
    5,385   1993 Ser B .............................................................     7.00         10/01/02+         6,092,320
      195   1993 Ser B .............................................................     7.00         10/01/02+           220,613
   12,000   New York Local Government Assistance Corporation, Ser 1991 C ...........     7.00         04/01/01+        13,159,920
   10,000   Allegheny County Hospital Development Authority, Pennsylvania,
            Presbyterian University Health Ser 1992 A (MBIA) .......................     6.25         11/01/02+        10,934,000
    5,000   Puerto Rico Highway & Transportation Authority, Ser T ..................     6.625        07/01/02+         5,586,550
   20,000   Piedmont Municipal Power Agency, South Carolina, Refg 1992 Ser .........     6.375        01/01/03+        22,333,800
   15,000   Fredericksburg Industrial Development Authority, Virginia, MWH
 --------   Medicorp Ser 1991 A & B (FGIC) .........................................     6.60         08/15/01+        16,409,250
                                                                                                                     ------------
  198,145                                                                                                             219,076,627
 --------                                                                                                            ------------
  679,090   TOTAL TAX- EXEMPT MUNICIPAL BONDS (Identified Cost $662,176,175).................................         734,213,609
 --------                                                                                                            ------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATION (0.5%)
    4,000   Missouri Health & Educational Facilities Authority, Cox Health 1997 ....
 --------    (Demand 11/02/98) (Identified Cost $4,000,000) ........................     3.70*        06/01/15          4,000,000
                                                                                                                     ------------
 $683,090   TOTAL INVESTMENTS (Identified Cost $666,176,175) (a) ..............................          98.4%        738,213,609
 ========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ....................................           1.6          12,115,097
                                                                                                                     ------------
            NET ASSETS ........................................................................         100.0%       $750,328,706
                                                                                                                     ============

---------------
AMT     Alternative Minimum Tax.
 +      Prerefunded to call date shown.
 *      Current coupon of variable rate demand obligation.
(a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $72,064,923 and the aggregate gross unrealized depreciation is $27,489, resulting in net unrealized appreciation of $72,037,434.

Bond Insurance:
---------------
     AMBAC AMBAC Indemnity Corporation.
Connie Lee Connie Lee Insurance Company.
      FGIC Financial Guaranty Insurance Company.
       FSA Financial Security Assurance Inc.
      MBIA Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
PORTFOLIO OF INVESTMENTS October 31, 1998, continued


                       GEOGRAPHIC SUMMARY OF INVESTMENTS
                Based on Market Value as a Percent of Net Assets
                                October 31, 1998

   Alabama ......................       0.7%
   Alaska .......................       1.1
   California  ..................       2.4
   Colorado .....................       2.9
   Connecticut ..................       2.4
   District of Columbia .........       2.6
   Florida ......................       7.8
   Georgia ......................       4.2
   Hawaii .......................       2.0
   Idaho ........................       0.2
   Illinois  ....................       7.3
   Indiana   ....................       1.1
   Maine   ......................       1.3
   Massachusetts  ...............       4.8
   Michigan .....................       3.0
   Minnesota   ..................       3.4
   Missouri .....................       6.4
   Nebraska .....................       0.7
   Nevada   .....................       5.4
   New York  ....................       8.8
   Ohio .........................       2.1
   Pennsylvania .................       3.9
   Puerto Rico ..................       1.6
   South Carolina ...............       5.2
   South Dakota .................       0.7
   Texas   ......................       4.4
   Virginia  ....................       5.6
   Washington   .................       5.0
   West Virginia ................       1.4
                                       ----
   Total  .......................      98.4%
                                       ====


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998

ASSETS:
Investments in securities, at value
   (identified cost $666,176,175).................  $738,213,609
Cash .............................................       171,869
Receivable for:
     Interest ....................................    11,844,276
     Investments sold ............................       650,000
Prepaid expenses .................................       412,583
                                                    ------------
     TOTAL ASSETS ................................   751,292,337
                                                    ------------
LIABILITIES:
Payable for:
     Dividends to preferred shareholders .........       591,330
     Investment management fee ...................       259,939
Accrued expenses .................................       112,362
                                                    ------------
     TOTAL LIABILITIES ...........................       963,631
                                                    ------------
     NET ASSETS ..................................  $750,328,706
                                                    ============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest
   (1,000,000 shares authorized of
   non-participating $.01 par value, 4,160
   shares outstanding) ...........................  $208,000,000
                                                    ------------
Common shares of beneficial interest
   (unlimited shares authorized of
   $.01 par value, 33,362,113 shares
   outstanding) ..................................   465,854,952
Net unrealized appreciation ......................    72,037,434
Accumulated undistributed net investment
   income ........................................     2,861,110
Accumulated net realized gain ....................     1,575,210
                                                    ------------
     NET ASSETS APPLICABLE TO COMMON
        SHAREHOLDERS .............................   542,328,706
                                                    ------------
     TOTAL NET ASSETS ............................  $750,328,706
                                                    ============
NET ASSET VALUE PER COMMON SHARE
   ($542,328,706 divided by 33,362,113
   common shares outstanding) ....................  $      16.26
                                                    ============

NET INVESTMENT INCOME:
INTEREST INCOME ...............................     $43,480,250
                                                    -----------
EXPENSES
Investment management fee .....................       2,618,487
Auction commission fees .......................         729,070
Transfer agent fees and expenses ..............         168,097
Professional fees .............................          98,882
Shareholder reports and notices ...............          48,503
Auction agent fees ............................          36,874
Registration fees .............................          32,436
Custodian fees ................................          30,753
Trustees' fees and expenses ...................          18,129
Other .........................................          51,070
                                                   ------------
     TOTAL EXPENSES ...........................       3,832,301
Less: expense offset ..........................         (30,622)
                                                   ------------
     NET EXPENSES .............................       3,801,679
                                                   ------------
     NET INVESTMENT INCOME ....................      39,678,571
                                                   ------------
NET REALIZED AND UNREALIZED GAIN:
Net realized gain .............................       1,575,250
Net change in unrealized appreciation .........      10,150,568
                                                   ------------
     NET GAIN .................................      11,725,818
                                                   ------------
NET INCREASE ..................................    $ 51,404,389
                                                   ============

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
FINANCIAL STATEMENTS, continued


STATEMENT OF CHANGES IN NET ASSETS


                                                           FOR THE YEAR       FOR THE YEAR
                                                               ENDED             ENDED
                                                         OCTOBER 31, 1998   OCTOBER 31, 1997
                                                        ------------------ -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income .................................   $  39,678,571      $  40,320,782
Net realized gain .....................................       1,575,250            998,600
Net change in unrealized appreciation .................      10,150,568         16,110,421
                                                          -------------      -------------
   NET INCREASE .......................................      51,404,389         57,429,803
                                                          -------------      -------------
Dividends to preferred shareholders from net investment
  income ..............................................      (7,814,424)        (7,700,761)
                                                          -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO COMMON
SHAREHOLDERS FROM:
Net investment income .................................     (31,143,053)       (33,266,944)
Net realized gain .....................................        (998,640)        (1,064,923)
                                                          -------------      -------------
   TOTAL ..............................................     (32,141,693)       (34,331,867)
                                                          -------------      -------------
Decrease from transactions in common shares of
  beneficial interest .................................      (3,623,524)        (7,692,332)
                                                          -------------      -------------
   NET INCREASE .......................................       7,824,748          7,704,843
NET ASSETS:
Beginning of period ...................................     742,503,958        734,799,115
                                                          -------------      -------------
   END OF PERIOD
   (Including undistributed net investment income of
   $2,861,110 and $2,140,016, respectively)............   $ 750,328,706      $ 742,503,958
                                                          =============      =============


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Quality Municipal Income Trust (the "Trust"), formerly InterCapital Quality Municipal Income Trust (the Trust changed its name effective December 21, 1998), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on September 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:


A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.


B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.


C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.


2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.


3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $18,155,628 and $23,750,729, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $5,000.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,008. At October 31, 1998, the Trust had an accrued pension liability of $36,200 which is included in accrued expenses in the Statement of Assets and Liabilities.


4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                            AMOUNT                         RESET          RANGE OF
 SERIES     SHARES*     IN THOUSANDS*        RATE*         DATE       DIVIDEND RATES**
 ------     -------     -------------        -----         -----      ----------------
    1        1,120         $56,000           3.56  %      09/08/99     3.56% -- 3.845%
    2          400          20,000           3.689        02/04/99     3.63  -- 3.70
    3        1,120          56,000           3.70         07/08/99     3.70  -- 3.85
    4        1,120          56,000           3.65         01/07/99     3.65  -- 3.80
    5          400          20,000           3.25         11/06/98     2.65  -- 5.00

---------------
*      As of October 31, 1998.
**     For the year ended October 31, 1998.

Subsequent to October 31, 1998 and up through December 21, 1998, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.00% to 3.70% in the aggregate amount of $1,226,455.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
NOTES TO FINANCIAL STATEMENTS October 31, 1998, continued


5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                                        EXCESS OF
                                                                              SHARES      PAR VALUE     PAR VALUE
                                                                          -------------- ----------- ---------------
Balance, October 31, 1996 ...............................................   34,126,413    $341,264    $476,829,942
Treasury shares purchased and retired (weighted average discount 5.10%)*      (523,900)     (5,239)     (7,687,093)
Reclassification due to permanent book/tax differences ..................           --          --            (398)
                                                                            ----------    --------    ------------
Balance, October 31, 1997 ...............................................   33,602,513     336,025     469,142,451
Treasury shares purchased and retired (weighted average discount 5.89%)*      (240,400)     (2,404)     (3,621,120)
                                                                            ----------    --------    ------------
Balance, October 31, 1998 ...............................................   33,362,113    $333,621    $465,521,331
                                                                            ==========    ========    ============

---------------
*     The Trustees have voted to retire the shares purchased.


6. DIVIDENDS TO COMMON SHAREHOLDERS

On September 29, 1998, the Trust declared the following dividends from net investment income:

     AMOUNT             RECORD               PAYABLE
   PER SHARE             DATE                 DATE
   ---------       ----------------     -----------------
    $0.0775        November 6, 1998     November 20, 1998
    $0.0775        December 4, 1998     December 18, 1998

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
FINANCIAL HIGHLIGHTS


Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                FOR THE YEAR ENDED OCTOBER 31*
                                                              ------------------------------------------------------------------
                                                                1998           1997            1996          1995          1994
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................  $15.91        $ 15.44         $ 15.33       $ 13.62       $ 16.34
                                                               ------        -------         -------       -------       -------
Net investment income .......................................    1.19           1.20            1.19          1.18          1.24
Net realized and unrealized gain (loss) .....................    0.34           0.51            0.13          1.66         (2.73)
                                                               ------        -------         -------       -------       -------
Total from investment operations ............................    1.53           1.71            1.32          2.84         (1.49)
                                                               ------        -------         -------       -------       -------
Less dividends and distributions from:
 Net investment income ......................................   (0.93)         (0.99)          (0.99)        (0.99)        (1.04)
 Common share equivalent of dividends paid to preferred
  shareholders ..............................................   (0.23)         (0.23)          (0.22)        (0.22)        (0.22)
 Net realized gain ..........................................   (0.03)         (0.03)          (0.04)         --           (0.03)
                                                               -------       -------         -------       -------       -------
Total dividends and distributions ...........................    (1.19)        (1.25)          (1.25)        (1.21)        (1.29)
                                                               -------       -------         -------       -------       -------
Anti-dilutive effect of acquiring treasury shares ...........     0.01          0.01            0.04          0.08          0.06
                                                               -------       -------         -------       -------       -------
Net asset value, end of period ..............................  $ 16.26       $ 15.91         $ 15.44       $ 15.33       $ 13.62
                                                               =======       =======         =======       =======       =======
Market value, end of period .................................  $ 15.75       $14.875         $14.625       $ 13.75       $11.875
                                                               =======       ========        =======       =======       =======
TOTAL INVESTMENT RETURN+ ....................................    12.66 %        8.84 %         14.27 %       24.77 %      (19.30) %
RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses ..............................................     0.71 %(1)     0.70 %(1)       0.69 %(1)     0.72 %(1)     0.75 %
Net investment income before preferred stock dividends ......     7.35 %        7.68 %          7.73 %        8.05 %        8.06 %
Preferred stock dividends ...................................     1.45 %        1.47 %          1.41 %        1.53 %        1.43 %
Net investment income available to common shareholders ......     5.90 %        6.21 %          6.32 %        6.52 %        6.63 %
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands ..................... $750,329      $742,504        $734,799      $752,840      $752,680
Asset coverage on preferred shares at end of period .........      360 %         356 %           353 %         361 %         311 %
Portfolio turnover rate .....................................        2 %           2 %          --               1 %           2 %


-------------
* The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)   Does not reflect the effect of the expense offset of 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST
REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER QUALITY MUNICIPAL INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Quality Municipal Income Trust (the "Trust"), formerly InterCapital Quality Municipal Income Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 21, 1998

                      1998 FEDERAL TAX NOTICE (unaudited)
      During the year ended October 31, 1998, the Trust paid the following per share amounts from tax-exempt income: $0.93 to common shareholders, $1,890 to Series 1 preferred shareholders, $1,809 to Series 2 preferred shareholders, $1,883 to Series 3 preferred shareholders, $1,820 to Series 4 preferred shareholders and $1,745 to Series 5 preferred shareholders. For the year ended October 31, 1998, the Trust paid the following per share amounts from long-term capital gains: $0.03 to common shareholders, $43 to Series 1 preferred shareholders, $48 to Series 2 preferred shareholders, $44 to Series 3 preferred shareholders, $45 to Series 4 preferred shareholders and $48 to Series 5 preferred shareholders.



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TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048



MORGAN STANLEY
DEAN WITTER
QUALITY MUNICIPAL INCOME TRUST



ANNUAL REPORT
OCTOBER 31, 1998